UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2022

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Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

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Georgia	001-04365	58-0831862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Peachtree Street, N.E., Suite 688

Atlanta, Georgia 30309

(Address of Principal Executive Offices) (Zip Code)

(404) 659-2424

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2022, Oxford Industries, Inc. (the “Company”) announced the promotion of its Executive Vice President and Chief Financial Officer, K. Scott Grassmyer, to the additional role of Chief Operating Officer.

Mr. Grassmyer, age 61, served as the Company’s Executive Vice President and Chief Financial Officer from 2014 until this most recent promotion to Executive Vice President, Chief Financial Officer and Chief Operating Officer. In connection with its annual evaluation of the compensation of the Company’s executive officers, the Company’s Nominating, Compensation & Governance Committee approved the following compensation for Mr. Grassmyer for 2022: a base salary of $470,000, effective March 20, 2022; a target bonus of 60% of base salary based on the Company’s financial performance during the fiscal year ending January 28, 2023; a service-based equity award of 2,700 restricted share units which will vest on May 30, 2025; and a performance-based equity award with a target payout of 6,300 restricted share units based on the Company’s relative TSR during the three year period from May 2, 2022 to May 2, 2025.

Item 7.01. Regulation FD Disclosure.

On March 25, 2022, the Company issued a press release announcing Mr. Grassmyer’s promotion, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release of Oxford Industries, Inc., dated March 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Industries, Inc.

Date: March 25, 2022	By:	/s/ Suraj A. Palakshappa
Suraj A. Palakshappa
Vice President-Law, General Counsel and Secretary